Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

September 30, 2013

OneBeacon Insurance Group, Ltd.
Address:
601 Carlson Parkway, Minnetonka, MN 55305 (U.S. Corporate Headquarters)
Internet address:
www.onebeacon.com
 Common Stock
Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Ratings - Ongoing Subsidiaries (1)	A	A-	A	A2
Outlook	Stable	Stable	Stable	Stable

Ratings - Runoff Subsidiaries (2)	A	Unrated	A	A2
Outlook	Under Review - Negative	N/A	Rating Watch - Negative	Negative

Following OneBeacon's announcement of the Runoff Transaction, A.M. Best, Fitch, Moody's and Standard & Poor's each issued a press release regarding the ratings implications. A.M. Best placed the subsidiaries being sold in the Runoff Transaction (the "Runoff Subsidiaries") under review with negative implications; Fitch placed the Runoff Subsidiaries on credit watch negative; and Moody's assigned a negative outlook. Standard & Poor's downgraded and subsequently, at the request of OneBeacon, withdrew its rating on the Runoff Subsidiaries. At the same time, all four ratings agencies affirmed the ratings of the remaining subsidiaries (the "Ongoing Subsidiaries") with stable Outlook. The above tables summarize the ratings related to the entities supporting the Ongoing Subsidiaries and, separately the Runoff Subsidiaries.

(1)
Insurance entities supporting the Ongoing business include Atlantic Specialty Insurance Company, Homeland Insurance Company of New York, Homeland Insurance Company of Delaware, and OBI National Insurance Company.

(2)	Insurance entities supporting the Runoff business include OneBeacon Insurance Company, OneBeacon America Insurance Company, and The Employers' Fire Insurance Company.

Transfer Agent	Company Contact
Wells Fargo Shareowner Services	Paul McDonough
1110 Centre Point Curve	Chief Financial Officer
Suite 101	877-248-8765
Mendota Heights, MN 55120-4100
1-800-468-9716
This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.
Investor Financial Supplement
Table of Contents

Basis of Presentation	i - ii	Investing, Financing and Corporate
Safe Harbor Statement	iii	Pre-Tax Results from Operations	13
		Investment Results Pre-Tax	14
Consolidated Results		Investment Returns	15
Consolidated Financial Results	1	Composition of Invested Assets	16
Consolidated Statements of Operations and Comprehensive (Loss) Income	2	Capital Structure	17
Comprehensive (Loss) Income, Net (Loss) Income and Operating Income (Loss)	3	Interest Coverage	18
Computation of Return on Equity Measures	4
Consolidated Balance Sheets	5
Book Value Per Share	6
Consolidated Pre-Tax Results from Operations	7
Consolidating Pre-Tax Results from Operations
For the Three Months Ended September 30, 2013 and 2012	8
For the Nine Months Ended September 30, 2013 and 2012	9
Consolidated Loss and LAE Reserve Summaries
For the Three and Nine Months Ended September 30, 2013 and 2012	10

Insurance Operations
Specialty Products
Pre-Tax Results from Operations	11
Specialty Industries
Pre-Tax Results from Operations	12

OneBeacon Insurance Group, Ltd.
Basis of Presentation

Presentation

•
To better align its operating and reporting structure with the Company's business profile as a result of the Runoff Transaction described below, OneBeacon revised its segment structure during the fourth quarter of 2012. Financial information for the prior periods have been reclassified to conform to this presentation. OneBeacon's reportable segments are Specialty Products and Specialty Industries, representing insurance underwriting operations, and Investing, Financing and Corporate.

•
Specialty Products is a collection of niche businesses focused on providing their U.S. customers distinct specialty insurance products. Specialty Products includes A.W.G. Dewar, OneBeacon Professional Insurance, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, OneBeacon Crop Insurance, and Collector Cars and Boats, which was sold on January 1, 2013.

•
Specialty Industries is a collection of niche businesses providing distinct solutions to targeted industry sectors. Specialty Industries includes OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group, which is no longer an active underwriting operating segment.

•
Investing, Financing and Corporate includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other corporate activities conducted through the top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•
On October 17, 2012, one of the Company's indirect wholly-owned subsidiaries, OneBeacon Insurance Group LLC, entered into a definitive agreement with Trebuchet US Holdings, Inc., a wholly-owned subsidiary of Armour Group Holdings Limited, to sell its runoff business. OneBeacon's runoff business includes the results of OneBeacon's remaining non-specialty commercial lines business and certain other run-off business, including asbestos and environmental reserves, as well as certain purchase accounting adjustments related to the OneBeacon Acquisition (the "Runoff Business", the sale of which is referred to as the "Runoff Transaction"). The Runoff Business has been included within discontinued operations, with the prior periods reclassified to conform to the current presentation.

•
On February 22, 2012, OneBeacon completed the sale of its AutoOne Insurance (“AutoOne”) business to Interboro Holdings, Inc. (“Interboro”). Formed in 2001, the AutoOne division has offered products and services to assigned risk markets primarily in New York and New Jersey. AutoOne has been included within discontinued operations in the statements of operations with the prior periods reclassified to conform to the current presentation.

•
The key measure of relative underwriting performance for an insurance company is the combined ratio. The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses ("LAE") to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•	NM - Not meaningful

i

OneBeacon Insurance Group, Ltd.
Basis of Presentation (Continued)

Non-GAAP Financial Measures

•
This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company's financial performance.

•
Operating income (loss) is a non-GAAP financial measure that excludes net realized and unrealized investment gains or losses, income (loss) from discontinued operations, gain or (loss) from sale of discontinued operations, and the related tax effects, from net income (loss) attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income (loss) attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and unrealized investment gains and losses which may be heavily influenced by investment market conditions and also removes the impact related to discontinued operations. Although key to the company's overall financial performance, OneBeacon believes that net realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance. The reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income (loss) is included on page 3.

•
Operating income (loss) per share is calculated by dividing operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that operating income (loss) per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance. Net income (loss) attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income (loss) is included on page 3. The calculation of operating income (loss) per share is also included on page 3.

•
Adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains and losses, after-tax, and accumulated other comprehensive income/loss (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding net unrealized gains and losses and net foreign currency gains and losses on investments, after tax, and AOCI/L, after tax, from OneBeacon's common shareholders' equity. For the reasons described above, OneBeacon believes that it is appropriate to remove the variability in net unrealized gains and losses and net foreign currency gains and losses on investments and other comprehensive income and loss items when analyzing certain performance measures. The reconciliation of OneBeacon's common shareholders' equity, the most closely comparable GAAP measure, to adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains and losses, after tax, and AOCI/L, after tax, is included on page 4.

•
Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that represents pre-tax income from continuing operations less net realized and change in unrealized investment gains as well as interest expense on debt from pre-tax income from continuing operations. Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income from continuing operations, as it removes variability in the timing of investment gains which may be heavily influenced by investment market conditions. Although key to the Company's overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income from continuing operations to pre-tax operating income before interest expense on debt is included on page 18.

•
Interest coverage is calculated by dividing pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt. Management believes that interest coverage is a useful supplement to understanding the Company's capital position. The reconciliation of the numerator to the most closely comparable GAAP measure is described above. The calculation of interest coverage is included on page 18.

ii

OneBeacon Insurance Group, Ltd.
Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company's assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon's forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company's investment portfolio, changes in accounting policies, and other factors identified in the Company's Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

iii

OneBeacon Insurance Group, Ltd.
Consolidated Financial Results
(in millions, except per share amounts)

						Year Over
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo
	2012	2012	2013	2013	2013	% Change
Highlights
Comprehensive (loss) income	$(64.2)	$(14.5)	$68.5	$(2.7)	$39.3	N/M
Net (loss) income	(62.2)	(13.3)	68.4	(2.9)	39.1	N/M
Operating income (loss)	18.6	(12.4)	49.4	14.2	27.8	49.5%

							As of Sep 30, 2013	As of Dec 31, 2012	% Change
Per Share Amounts
Book value per share							$11.13	$10.63	4.7%
Change in book value per share, including dividends, in the quarter [1]									3.8%
Change in book value per share, including dividends, in the last twelve months on an IRR basis [2]									9.2%
Common shares outstanding							95.4	95.4
Operating income (loss) per share (basic & diluted) (see p.3) [3]	$0.19	$(0.13)	$0.52	$0.15	$0.29	52.6%
Weighted average number of common shares outstanding (basic & diluted) [3]	94.5	94.5	94.5	94.5	94.5	—%

Financial Ratios						Point Change
Underwriting ratios:
Loss and LAE ratio	56.0%	69.1%	52.0%	55.9%	60.1%	4.1
Expense ratio	38.8%	42.8%	36.3%	38.2%	36.0%	(2.8)
Combined ratio	94.8%	111.9%	88.3%	94.1%	96.1%	1.3

							As of Sep 30, 2013[4]	As of Dec 31, 2012[4]	% Change
Balance Sheet
Total investments							$2,293.7	$2,291.5	0.1%
Total OneBeacon's common shareholders' equity							$1,062.1	$1,014.5	4.7%
Ratio of debt to total capital							20.5%	21.3%	(0.8) pts

[1]	Includes a quarterly dividend paid of $0.21 per share.

[2]	Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share. Includes dividends of $0.84 per share.

[3]	Operating income (loss) per share and related weighted average number of common shares outstanding include the impact of unvested restricted shares.

[4]	Excludes $239.7 million and $338.1 million of investments that have been classified as held for sale as of September 30, 2013 and December 31, 2012, respectively.

OneBeacon Insurance Group, Ltd.
Consolidated Statements of Operations and Comprehensive (Loss) Income
($ in millions)

	Three Months Ended					Year Over	Nine Months Ended		Year Over
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,	Sep 30,	Year 9 Mo
	2012	2012	2013	2013	2013	% Change	2012	2013	% Change
Earned premiums	$293.9	$286.0	$286.5	$280.8	$278.9	(5.1)%	$846.0	$846.2	—%
Net investment income	12.8	12.1	9.4	11.4	10.1	(21.1)%	41.5	30.9	(25.5)%
Net realized and change in unrealized investment gains	40.0	(2.2)	28.4	(25.5)	17.0	(57.5)%	57.9	19.9	(65.6)%
Net other revenues (expenses) [1]	(0.4)	(0.4)	24.0	0.6	5.5	N/M	(0.1)	30.1	N/M
Total revenues	346.3	295.5	348.3	267.3	311.5	(10.0)%	945.3	927.1	(1.9)%
Loss and loss adjustment expenses	164.7	197.5	148.9	157.0	167.8	1.9%	452.5	473.7	4.7%
Policy acquisition expenses	66.6	63.8	54.8	52.5	53.6	(19.5)%	185.6	160.9	(13.3)%
Other underwriting expenses	47.4	59.0	49.3	54.6	46.8	(1.3)%	146.2	150.7	3.1%
General and administrative expenses	4.4	3.7	4.0	2.9	4.1	(6.8)%	9.7	11.0	13.4%
Interest expense	4.0	4.8	3.2	3.3	3.3	(17.5)%	12.1	9.8	(19.0)%
Total expenses	287.1	328.8	260.2	270.3	275.6	(4.0)%	806.1	806.1	—%
Pre-tax income (loss)	59.2	(33.3)	88.1	(3.0)	35.9	(39.4)%	139.2	121.0	(13.1)%
Income tax (expense) benefit	(14.2)	19.7	(19.8)	1.0	2.9	N/M	(28.1)	(15.9)	(43.4)%
Net income (loss) including noncontrolling interests	45.0	(13.6)	68.3	(2.0)	38.8	(13.8)%	111.1	105.1	(5.4)%
(Loss) income from discontinued operations, net of tax [2]	(15.8)	0.5	0.5	(0.5)	0.3	N/M	(24.8)	0.3	N/M
Loss from sale of discontinued operations, net of tax	(91.0)	—	—	—	—	N/M	(91.0)	—	N/M
Net (loss) income including noncontrolling interests	(61.8)	(13.1)	68.8	(2.5)	39.1	N/M	(4.7)	105.4	N/M
Less: Net income attributable to noncontrolling interests	(0.4)	(0.2)	(0.4)	(0.4)	—	N/M	(1.2)	(0.8)	(33.3)%
Net (loss) income attributable to OneBeacon’s common shareholders	(62.2)	(13.3)	68.4	(2.9)	39.1	N/M	(5.9)	104.6	N/M
Other comprehensive (loss) income items	(2.0)	(1.2)	0.1	0.2	0.2	N/M	(1.7)	0.5	N/M
Comprehensive (loss) income attributable to OneBeacon’s common shareholders	$(64.2)	$(14.5)	$68.5	$(2.7)	$39.3	N/M	$(7.6)	$105.1	N/M

[1]
The three months ended March 31, 2013 and nine months ended September 30, 2013 include other revenues of $23.0 million related to the gain on sale of Essentia, net of transaction costs. The three and nine months ended September 30, 2013 include other revenues of $4.0 million related to a software licensing agreement.

[2]	Results for the Runoff Business and AutoOne are reported as discontinued operations for all periods presented. The AutoOne transaction closed in February 2012.

OneBeacon Insurance Group, Ltd.
Comprehensive (Loss) Income, Net (Loss) Income and Operating Income (Loss)
(in millions, except per share amounts)

	Three Months Ended					Nine Months Ended		Twelve Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,	Sep 30,
	2012	2012	2013	2013	2013	2012	2013	2013
Comprehensive (loss) income attributable to OneBeacon’s common shareholders	$(64.2)	$(14.5)	$68.5	$(2.7)	$39.3	$(7.6)	$105.1	$90.6

Net (loss) income attributable to OneBeacon’s common shareholders	$(62.2)	$(13.3)	$68.4	$(2.9)	$39.1	$(5.9)	$104.6	$91.3

Weighted average number of common shares outstanding [1]	94.5	94.5	94.5	94.5	94.5	94.5	94.5	94.5

Net (loss) income attributable to OneBeacon’s common shareholders per share	$(0.65)	$(0.14)	$0.71	$(0.03)	$0.41	$(0.07)	$1.09	$0.95

Net (loss) income attributable to OneBeacon’s common shareholders	$(62.2)	$(13.3)	$68.4	$(2.9)	$39.1	$(5.9)	$104.6	$91.3
Less:
Net realized and change in unrealized investment gains	(40.0)	2.2	(28.4)	25.5	(17.0)	(57.9)	(19.9)	(17.7)
Tax effect on net realized and change in unrealized investment gains	14.0	(0.8)	9.9	(8.9)	6.0	20.3	7.0	6.2
Loss (income) from discontinued operations, net of tax	15.8	(0.5)	(0.5)	0.5	(0.3)	24.8	(0.3)	(0.8)
Loss from sale of discontinued operations, net of tax	91.0	—	—	—	—	91.0	—	—
Operating income (loss) [2]	$18.6	$(12.4)	$49.4	$14.2	$27.8	$72.3	$91.4	$79.0

Weighted average number of common shares outstanding [1]	94.5	94.5	94.5	94.5	94.5	94.5	94.5	94.5

Operating income (loss) per share [2]	$0.19	$(0.13)	$0.52	$0.15	$0.29	$0.76	$0.97	$0.84

[1]	Weighted average number of common shares outstanding includes the impact of unvested restricted shares.

[2]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Computation of Return on Equity Measures
($ in millions)

				Twelve Months Ended Sep 30, 2013
Numerator:
[A]	Comprehensive income attributable to OneBeacon’s common shareholders			$90.6

[B]	Operating income [1]			$79.0
		As of	As of
		Sep 30, 2013	Sep 30, 2012	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,062.1	$1,048.4	$1,055.3
	Less:
	Net unrealized gains and losses and net foreign currency gains and losses on investments [2]	(113.3)	(130.7)
	Tax effect on net unrealized gains and losses and net foreign currency gains and losses on investments	39.7	45.7
	Accumulated other comprehensive loss (AOCL), after-tax	13.3	12.6
[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses and AOCL after tax	$1,001.8	$976.0	$988.9
Returns:
	Comprehensive return on average OneBeacon's common shareholders' equity [ A / C ]			8.6%

	Operating return on average adjusted OneBeacon's common shareholders' equity excluding cumulative net unrealized investment gains and losses and AOCL after tax [ B / D ]			8.0%

[1]	Represents a non-GAAP financial measure.

[2]
Net unrealized gains and losses and net foreign currency gains and losses on investments as of September 30, 2013 and 2012 includes unrealized gains and losses on investments held as well as deferred gains and losses relating to sales of investments to entities under common control.

OneBeacon Insurance Group, Ltd.
Consolidated Balance Sheets
As of September 30, 2013 and December 31, 2012
($ in millions)

	As of
	Sep 30, 2013	Dec 31, 2012
Assets
Investment securities
Fixed maturity investments	$1,626.1	$1,593.3
Short-term investments	162.0	232.8
Common equity securities	327.5	259.0
Convertible bonds	31.9	62.6
Other investments	146.2	143.8
Total investment securities	2,293.7	2,291.5
Cash	173.8	43.9
Reinsurance recoverables	86.1	110.6
Premiums receivable	255.9	225.6
Deferred acquisition costs	107.7	123.9
Net deferred tax asset	127.2	137.8
Investment income accrued	10.6	12.1
Accounts receivable on unsettled investment sales	9.4	2.1
Other assets	203.5	227.2
Assets held for sale [1]	1,957.2	2,226.8
Total assets	$5,225.1	$5,401.5
Liabilities
Loss and LAE reserves	$1,052.9	$1,000.0
Unearned premiums	552.7	573.8
Debt	274.7	274.7
Accounts payable on unsettled investment purchases	5.9	6.2
Other liabilities	316.7	302.7
Liabilities held for sale [1]	1,957.2	2,226.8
Total liabilities	4,160.1	4,384.2
OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,021.7	1,019.1
Retained earnings	53.7	9.2
Accumulated other comprehensive loss, after tax:	(13.3)	(13.8)
Total OneBeacon’s common shareholders’ equity	1,062.1	1,014.5
Total noncontrolling interests	2.9	2.8
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,065.0	1,017.3
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$5,225.1	$5,401.5

[1]	Assets and liabilities being sold as part of the Runoff Transaction are presented separately in the September 30, 2013 and December 31, 2012 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.
Book Value Per Share
(in millions, except per share amounts)

	As of Sep 30, 2013	As of Dec 31, 2012
Numerator:
OneBeacon’s common shareholders’ equity	$1,062.1	$1,014.5

Denominator:
Common shares outstanding	95.4	95.4

Book value per share	$11.13	$10.63

OneBeacon Insurance Group, Ltd.
Consolidated Pre-Tax Results from Operations [1]
($ in millions)

	Three Months Ended					Year Over	Nine Months Ended		Year Over
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,	Sep 30,	Year 9 Mo
	2012	2012	2013	2013	2013	% Change	2012	2013	% Change
Net written premiums	$335.2	$248.8	$265.1	$246.9	$314.1	(6.3)%	$930.4	$826.1	(11.2)%
Earned premiums	293.9	286.0	286.5	280.8	278.9	(5.1)%	846.0	846.2	—%

Total loss and LAE	(164.7)	(197.5)	(148.9)	(157.0)	(167.8)	1.9%	(452.5)	(473.7)	4.7%
Policy acquisition expenses	(66.6)	(63.8)	(54.8)	(52.5)	(53.6)	(19.5)%	(185.6)	(160.9)	(13.3)%
Other underwriting expenses	(47.4)	(59.0)	(49.3)	(54.6)	(46.8)	(1.3)%	(146.2)	(150.7)	3.1%
Underwriting income (loss)	15.2	(34.3)	33.5	16.7	10.7	(29.6)%	61.7	60.9	(1.3)%

Net investment income	12.8	12.1	9.4	11.4	10.1	(21.1)%	41.5	30.9	(25.5)%
Net realized and change in unrealized investment gains	40.0	(2.2)	28.4	(25.5)	17.0	(57.5)%	57.9	19.9	(65.6)%
Net other (expenses) revenues	(0.4)	(0.4)	24.0	0.6	5.5	N/M	(0.1)	30.1	N/M
General and administrative expenses	(4.4)	(3.7)	(4.0)	(2.9)	(4.1)	(6.8)%	(9.7)	(11.0)	13.4%
Interest expense	(4.0)	(4.8)	(3.2)	(3.3)	(3.3)	(17.5)%	(12.1)	(9.8)	(19.0)%
Pre-tax income (loss) from continuing operations	$59.2	$(33.3)	$88.1	$(3.0)	$35.9	(39.4)%	$139.2	$121.0	(13.1)%

						Year Over			Year Over
						Year 3 Mo			Year 9 Mo
Underwriting ratios [2]						Point Change			Point Change
Loss and LAE ratio
Current year:
Non-cat loss and LAE incurred CAY	55.2%	56.8%	51.9%	55.0%	57.5%	2.3	52.9%	54.8%	1.9%
Cat loss and LAE incurred CAY	1.6%	12.2%	1.1%	1.3%	1.2%	(0.4)	1.5%	1.2%	(0.3)%
Total loss and LAE CAY	56.8%	69.0%	53.0%	56.3%	58.7%	1.9	54.4%	56.0%	1.6%
Prior year: (fav) unfav
Total loss and LAE PAY	(0.8)%	0.1%	(1.0)%	(0.4)%	1.4%	2.2	(0.9)%	—%	0.9%
Total loss and LAE ratio	56.0%	69.1%	52.0%	55.9%	60.1%	4.1	53.5%	56.0%	2.5%

Policy acquisition expenses	22.7%	22.3%	19.1%	18.7%	19.2%	(3.5)	21.9%	19.0%	(2.9)%
Other underwriting expenses	16.1%	20.5%	17.2%	19.5%	16.8%	0.7	17.3%	17.8%	0.5%
Total expense ratio	38.8%	42.8%	36.3%	38.2%	36.0%	(2.8)	39.2%	36.8%	(2.4)%

Total combined ratio	94.8%	111.9%	88.3%	94.1%	96.1%	1.3	92.7%	92.8%	0.1%

[1]
Results for Runoff and AutoOne are reported as discontinued operations for all periods presented. The AutoOne transaction closed in February 2012. Certain amounts in the prior period financial statements have been reclassified to conform to the current presentation.

[2]
The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses to earned premiums ("loss and LAE ratio") and the ratio of policy acquisition and other underwriting expenses to earned premiums ("expense ratio").

OneBeacon Insurance Group, Ltd.
Consolidating Pre-Tax Results from Operations
For the Three Months Ended September 30, 2013 and 2012
($ in millions)

	Specialty Products [1]		Specialty Industries [2]		Investing, Financing and Corporate		Consolidated
	2013	2012	2013	2012	2013	2012	2013	2012
Earned premiums	$132.2	$157.4	$146.7	$136.5	$—	$—	$278.9	$293.9
Loss and LAE	(84.2)	(90.4)	(83.6)	(74.3)	—	—	(167.8)	(164.7)
Policy acquisition expenses	(27.4)	(40.3)	(26.2)	(26.3)	—	—	(53.6)	(66.6)
Other underwriting expenses	(21.2)	(21.9)	(25.6)	(25.5)	—	—	(46.8)	(47.4)
Underwriting income	(0.6)	4.8	11.3	10.4	—	—	10.7	15.2

Net investment income	—	—	—	—	10.1	12.8	10.1	12.8
Net realized and change in unrealized investment gains	—	—	—	—	17.0	40.0	17.0	40.0
Net other revenues (expenses)	—	0.1	0.6	(1.1)	4.9	0.6	5.5	(0.4)
General and administrative expenses	—	—	(1.1)	(0.6)	(3.0)	(3.8)	(4.1)	(4.4)
Interest expense	—	—	—	—	(3.3)	(4.0)	(3.3)	(4.0)
Pre-tax income from continuing operations	$(0.6)	$4.9	$10.8	$8.7	$25.7	$45.6	$35.9	$59.2

Underwriting Ratios [3]
Loss and LAE ratio	63.7%	57.4%	56.9%	54.4%			60.1%	56.0%
Expense ratio	36.7%	39.5%	35.4%	37.9%			36.0%	38.8%
Total combined ratio	100.4%	96.9%	92.3%	92.3%			96.1%	94.8%

[1]
Specialty Products includes A.W.G. Dewar, OneBeacon Professional Insurance, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, OneBeacon Crop Insurance, and Collector Cars and Boats, which was sold on January 1, 2013.

[2]
Specialty Industries includes OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group, which is no longer an active underwriting operating segment.

[3]
The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses to earned premiums ("loss and LAE ratio") and the ratio of policy acquisition and other underwriting expenses to earned premiums ("expense ratio").

OneBeacon Insurance Group, Ltd.
Consolidating Pre-Tax Results from Operations
For the Nine Months Ended September 30, 2013 and 2012
($ in millions)

	Specialty Products [1]		Specialty Industries [2]		Investing, Financing and Corporate		Consolidated
	2013	2012	2013	2012	2013	2012	2013	2012
Earned premiums	$426.9	$449.2	$419.3	$396.8	$—	$—	$846.2	$846.0
Loss and LAE	(240.6)	(245.7)	(233.1)	(206.8)	—	—	(473.7)	(452.5)
Policy acquisition expenses	(84.3)	(111.6)	(76.6)	(74.0)	—	—	(160.9)	(185.6)
Other underwriting expenses	(72.5)	(67.7)	(78.2)	(78.5)	—	—	(150.7)	(146.2)
Underwriting income	29.5	24.2	31.4	37.5	—	—	60.9	61.7

Net investment income	—	—	—	—	30.9	41.5	30.9	41.5
Net realized and change in unrealized investment gains	—	—	—	—	19.9	57.9	19.9	57.9
Net other revenues (expenses)	0.3	0.4	0.9	(1.0)	28.9	0.5	30.1	(0.1)
General and administrative expenses	(0.1)	—	(2.3)	(1.4)	(8.6)	(8.3)	(11.0)	(9.7)
Interest expense	—	—	—	—	(9.8)	(12.1)	(9.8)	(12.1)
Pre-tax income from continuing operations	$29.7	$24.6	$30.0	$35.1	$61.3	$79.5	$121.0	$139.2

Underwriting Ratios [3]
Loss and LAE ratio	56.4%	54.7%	55.6%	52.1%			56.0%	53.5%
Expense ratio	36.7%	39.9%	36.9%	38.4%			36.8%	39.2%
Total combined ratio	93.1%	94.6%	92.5%	90.5%			92.8%	92.7%

[1]
Specialty Products includes A.W.G. Dewar, OneBeacon Professional Insurance, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, OneBeacon Crop Insurance, and Collector Cars and Boats, which was sold on January 1, 2013.

[2]
Specialty Industries includes OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group, which is no longer an active underwriting operating segment.

[3]
The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses to earned premiums ("loss and LAE ratio") and the ratio of policy acquisition and other underwriting expenses to earned premiums ("expense ratio").

OneBeacon Insurance Group, Ltd.
Consolidated Loss and LAE Reserve Summaries
For the Three and Nine Months Ended September 30, 2013 and 2012
($ in millions)

	Three months ended September, 30		Nine months ended September, 30
	2013	2012	2013	2012
Gross beginning loss and LAE reserves [1]	$1,027.8	$3,175.3	$1,000.0	$3,358.6
Less beginning reinsurance recoverable on unpaid losses [1]	(81.8)	(2,040.7)	(107.3)	(2,167.5)
Net beginning loss and LAE reserves	946.0	1,134.6	892.7	1,191.1

Loss and LAE incurred relating to:
Current year losses	164.0	167.0	473.8	460.1
Prior year losses	3.8	(2.3)	(0.1)	(7.6)
Total incurred loss and LAE from continuing operations	167.8	164.7	473.7	452.5

Loss and LAE paid relating to:
Current year losses	(54.1)	(59.6)	(115.1)	(123.0)
Prior year losses	(87.1)	(73.4)	(278.7)	(266.2)
Total loss and LAE payments from continuing operations	(141.2)	(133.0)	(393.8)	(389.2)

Net loss and LAE reserves	972.6	1,166.3	972.6	1,254.4
Total incurred loss and LAE from discontinued operations	—	27.7	7.5	48.4
Total loss and LAE payments from discontinued operations	(17.2)	(67.4)	(88.6)	(177.1)
Net loss and LAE reserves	955.4	1,126.6	891.5	1,125.7
Net change in loss and LAE reserves reported in liabilities held for sale [2] [3]	17.3	(256.3)	81.2	(191.6)
Net loss and LAE reserves sold [3]	—	—	—	(63.8)
Net ending loss and LAE reserves	972.7	870.3	972.7	870.3
Plus ending reinsurance recoverable on unpaid losses [1]	80.2	41.3	80.2	41.3
Gross ending loss and LAE reserves [1]	$1,052.9	$911.6	$1,052.9	$911.6

Earned premiums	$278.9	$293.9	$846.2	$846.0
Calendar year loss and LAE paid ratio	50.6%	45.3%	46.5%	46.0%
Calendar year loss and LAE incurred ratio	60.1%	56.0%	56.0%	53.5%
(Fav) / Unfav prior accident year development ratio	1.4%	(0.8)%	—%	(0.9)%
Current accident year loss and LAE paid to incurred ratio	33.0%	35.7%	24.3%	26.7%

[1]
Gross beginning loss and LAE reserves and reinsurance recoverables on unpaid losses rollforward include purchase accounting adjustments relating to the OneBeacon Acquisition. As further described below, the remaining fair value reductions to both loss and LAE reserves and reinsurance recoverables on unpaid losses were reclassified to held for sale.

[2]	Assets and liabilities being sold as part of the Runoff Transaction are presented separately in the September 30, 2013, June 30, 2013, and December 31, 2013 consolidated balance sheets.

[3]	The AutoOne transaction closed in February 2012.

OneBeacon Insurance Group, Ltd.
Specialty Products - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Year Over	Nine Months Ended		Year Over
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,	Sep 30,	Year 9 Mo
	2012	2012	2013	2013	2013	% Change	2012	2013	% Change
Net written premiums	$203.9	$120.6	$123.9	$97.4	$172.0	(15.6)%	$510.3	$393.3	(22.9)%
Earned premiums	157.4	154.8	153.7	141.0	132.2	(16.0)%	449.2	426.9	(5.0)%

Total loss and LAE	(90.4)	(99.9)	(78.6)	(77.8)	(84.2)	(6.9)%	(245.7)	(240.6)	(2.1)%
Policy acquisition expenses	(40.3)	(38.7)	(30.4)	(26.5)	(27.4)	(32.0)%	(111.6)	(84.3)	(24.5)%
Other underwriting expenses	(21.9)	(28.5)	(24.3)	(27.0)	(21.2)	(3.2)%	(67.7)	(72.5)	7.1%
Underwriting income (loss)	4.8	(12.3)	20.4	9.7	(0.6)	N/M	24.2	29.5	21.9%

Net other revenues	0.1	—	0.3	—	—	N/M	0.4	0.3	(25.0)%
General and administrative expenses	—	—	—	(0.1)	—	—%	—	(0.1)	N/M
Pre-tax income (loss) from continuing operations	$4.9	$(12.3)	$20.7	$9.6	$(0.6)	N/M	$24.6	$29.7	20.7%

						Year Over			Year Over
						Year 3 Mo			Year 9 Mo
Underwriting ratios						Point Change			Point Change
Loss and LAE ratio
Current year:
Non-cat loss and LAE incurred CAY	55.9%	53.5%	50.5%	53.5%	58.4%	2.5	53.9%	54.0%	0.1
Cat loss and LAE incurred CAY	0.9%	12.5%	1.0%	1.3%	0.2%	(0.7)	0.8%	0.8%	—
Total loss and LAE CAY	56.8%	66.0%	51.5%	54.8%	58.6%	1.8	54.7%	54.8%	0.1
Prior year: (fav) unfav
Total loss and LAE PAY	0.6%	(1.5)%	(0.3)%	0.3%	5.1%	4.5	—%	1.6%	1.6
Total loss and LAE ratio	57.4%	64.5%	51.2%	55.1%	63.7%	6.3	54.7%	56.4%	1.7

Policy acquisition expenses	25.6%	25.0%	19.8%	18.8%	20.7%	(4.9)	24.9%	19.8%	(5.1)
Other underwriting expenses	13.9%	18.2%	15.7%	19.2%	16.0%	2.1	15.0%	16.9%	1.9
Total expense ratio	39.5%	43.2%	35.5%	38.0%	36.7%	(2.8)	39.9%	36.7%	(3.2)

Total combined ratio	96.9%	107.7%	86.7%	93.1%	100.4%	3.5	94.6%	93.1%	(1.5)

OneBeacon Insurance Group, Ltd.
Specialty Industries - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Year Over	Nine Months Ended		Year Over
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,	Sep 30,	Year 9 Mo
	2012	2012	2013	2013	2013	% Change	2012	2013	% Change
Net written premiums	$131.3	$128.2	$141.2	$149.5	$142.1	8.2%	$420.1	$432.8	3.0%
Earned premiums	136.5	131.2	132.8	139.8	146.7	7.5%	396.8	419.3	5.7%

Total loss and LAE	(74.3)	(97.6)	(70.3)	(79.2)	(83.6)	12.5%	(206.8)	(233.1)	12.7%
Policy acquisition expenses	(26.3)	(25.1)	(24.4)	(26.0)	(26.2)	(0.4)%	(74.0)	(76.6)	3.5%
Other underwriting expenses	(25.5)	(30.5)	(25.0)	(27.6)	(25.6)	0.4%	(78.5)	(78.2)	(0.4)%
Underwriting income (loss)	10.4	(22.0)	13.1	7.0	11.3	8.7%	37.5	31.4	(16.3)%

Net other (expenses) revenues	(1.1)	0.2	0.2	0.1	0.6	N/M	(1.0)	0.9	N/M
General and administrative expenses	(0.6)	(0.5)	(0.6)	(0.6)	(1.1)	83.3%	(1.4)	(2.3)	64.3%
Pre-tax income (loss) from continuing operations	$8.7	$(22.3)	$12.7	$6.5	$10.8	24.1%	$35.1	$30.0	(14.5)%

						Year Over			Year Over
						Year 3 Mo			Year 9 Mo
Underwriting ratios						Point Change			Point Change
Loss and LAE ratio
Current year:
Non-cat loss and LAE incurred CAY	54.4%	60.9%	53.5%	56.6%	56.7%	2.3	51.8%	55.7%	3.9
Cat loss and LAE incurred CAY	2.4%	11.7%	1.2%	1.3%	2.1%	(0.3)	2.3%	1.5%	(0.8)
Total loss and LAE CAY	56.8%	72.6%	54.7%	57.9%	58.8%	2.0	54.1%	57.2%	3.1
Prior year: (fav) unfav
Total loss and LAE PAY	(2.4)%	1.8%	(1.8)%	(1.2)%	(1.9)%	0.5	(2.0)%	(1.6)%	0.4
Total loss and LAE ratio	54.4%	74.4%	52.9%	56.7%	56.9%	2.5	52.1%	55.6%	3.5

Policy acquisition expenses	19.3%	19.2%	18.3%	18.6%	17.9%	(1.4)	18.6%	18.3%	(0.3)
Other underwriting expenses	18.6%	23.2%	18.9%	19.7%	17.5%	(1.1)	19.8%	18.6%	(1.2)
Total expense ratio	37.9%	42.4%	37.2%	38.3%	35.4%	(2.5)	38.4%	36.9%	(1.5)

Total combined ratio	92.3%	116.8%	90.1%	95.0%	92.3%	—	90.5%	92.5%	2.0

OneBeacon Insurance Group, Ltd.
Investing, Financing and Corporate Operations - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Year Over	Nine Months Ended		Year Over
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,	Sep 30,	Year 9 Mo
	2012	2012	2013	2013	2013	% Change	2012	2013	% Change
Net investment income	$12.8	$12.1	$9.4	$11.4	$10.1	(21.1)%	$41.5	$30.9	(25.5)%
Net realized and change in unrealized investment gains	40.0	(2.2)	28.4	(25.5)	17.0	(57.5)%	57.9	19.9	(65.6)%
Net other revenues (expenses)	0.6	(0.6)	23.5	0.5	4.9	N/M	0.5	28.9	N/M
General and administrative expenses	(3.8)	(3.2)	(3.4)	(2.2)	(3.0)	(21.1)%	(8.3)	(8.6)	3.6%
Interest expense	(4.0)	(4.8)	(3.2)	(3.3)	(3.3)	(17.5)%	(12.1)	(9.8)	(19.0)%
Pre-tax income (loss) from continuing operations	$45.6	$1.3	$54.7	$(19.1)	$25.7	(43.6)%	$79.5	$61.3	(22.9)%

OneBeacon Insurance Group, Ltd.
Investment Results Pre-Tax
($ in millions)

	Three Months Ended					Year Over	Nine Months Ended		Year Over
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,	Sep 30,	Year 9 Mo
	2012	2012	2013	2013	2013	% Change	2012	2013	% Change
Net investment income
Fixed maturity investments	$12.0	$10.5	$9.9	$10.4	$10.4	(13.3)%	$38.6	$30.7	(20.5)%
Short-term investments	—	—	—	—	—	—%	0.1	—	N/M
Common equity securities	1.5	2.0	1.3	1.6	1.5	—%	4.8	4.4	(8.3)%
Convertible fixed maturity investments	1.1	1.2	0.4	0.3	0.2	(81.8)%	3.4	0.9	(73.5)%
Other investments	(0.2)	—	(0.3)	0.7	(0.4)	N/M	(0.4)	—	N/M
Total investment income	14.4	13.7	11.3	13.0	11.7	(18.8)%	46.5	36.0	(22.6)%
Less investment expenses	1.6	1.6	1.9	1.6	1.6	—%	5.0	5.1	2.0%
Net investment income	$12.8	$12.1	$9.4	$11.4	$10.1	(21.1)%	$41.5	$30.9	(25.5)%

Net realized investment gains
Fixed maturity investments	$10.6	$0.4	$3.9	$3.9	$(5.0)	N/M	$26.7	$2.8	(89.5)%
Short-term investments	—	—	—	0.1	—	—%	—	0.1	N/M
Common equity securities	2.9	2.3	16.7	1.2	2.7	(6.9)%	(0.2)	20.6	N/M
Convertible fixed maturity investments	0.6	(1.6)	1.5	(1.9)	—	N/M	2.0	(0.4)	N/M
Other investments	(0.4)	19.6	1.8	2.9	(1.9)	N/M	1.6	2.8	75.0%
Net realized investment (losses) gains	$13.7	$20.7	$23.9	$6.2	$(4.2)	N/M	$30.1	$25.9	(14.0)%

Change in net unrealized investment gains
Fixed maturity investments	$5.9	$(1.4)	$(4.4)	$(29.8)	$0.5	(91.5)%	$8.6	$(33.7)	N/M
Short-term investments	—	—	—	—	—	—%	—	—	—%
Common equity securities	18.7	(5.5)	7.9	(2.4)	15.8	(15.5)%	17.0	21.3	25.3%
Convertible fixed maturity investments	(0.6)	1.6	(0.9)	(0.7)	1.0	N/M	(2.0)	(0.6)	(70.0)%
Other investments	2.1	(17.5)	1.9	1.3	3.7	76.2%	4.0	6.9	72.5%
Change in net unrealized investment gains	$26.1	$(22.8)	$4.5	$(31.6)	$21.0	(19.5)%	$27.6	$(6.1)	N/M

Change in net unrealized foreign currency translation
Fixed maturity investments	$0.2	$(0.1)	$—	$(0.1)	$0.1	(50.0)%	$0.2	$—	N/M
Short-term investments	—	—	—	—	—	—%	—	—	—%
Common equity securities	—	—	—	—	0.1	N/M	—	0.1	N/M
Convertible fixed maturity investments	—	—	—	—	—	—%	—	—	—%
Other investments	—	—	—	—	—	—%	—	—	—%
Change in net unrealized foreign currency translation	$0.2	$(0.1)	$—	$(0.1)	$0.2	—%	$0.2	$0.1	(50.0)%

Total investment return
Fixed maturity investments	$28.7	$9.3	$9.4	$(15.6)	$6.0	(79.1)%	74.1	(0.2)	N/M
Short-term investments	—	—	—	0.1	—	—%	0.1	0.1	—%
Common equity securities	23.1	(1.2)	25.9	0.4	20.1	(13.0)%	21.6	46.4	114.8%
Convertible fixed maturity investments	1.1	1.2	1.0	(2.3)	1.2	9.1%	3.4	(0.1)	N/M
Other investments	1.5	2.1	3.4	4.9	1.4	(6.7)%	5.2	9.7	86.5%
Total investment return	$54.4	$11.4	$39.7	$(12.5)	$28.7	(47.2)%	$104.4	$55.9	(46.5)%

Inflation adjustment included in net investment income	$0.1	$0.2	$(0.1)	$(0.1)	$—	(100.0)%	$0.4	$—	(100.0)%

OneBeacon Insurance Group, Ltd.
Investment Returns
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2012[2]	2012 [2]	2013 [2]	2013 [2]	2013 [2]	2012 [1][2]	2013 [2]
Average market value of investments
Fixed maturity investments	$1,935.8	$1,891.4	$1,896.3	$1,885.0	$1,887.6	$1,925.5	$1,891.8
Short-term investments	211.5	253.5	223.6	185.2	159.0	262.2	191.3
Common equity securities	280.9	277.2	277.6	297.4	313.0	277.4	295.3
Convertible fixed maturity investments	74.1	67.6	50.5	34.1	30.9	77.0	40.7
Other investments	156.1	150.3	144.0	144.7	145.6	155.8	144.9
Total average market value	$2,658.4	$2,640.0	$2,592.0	$2,546.4	$2,536.1	$2,697.9	$2,564.0

Investment returns
Fixed maturity investments	1.5%	0.5%	0.5%	(0.8)%	0.3%	3.8%	—%
Short-term investments	—%	—%	—%	0.1%	—%	10.0%	0.1%
Total fixed income	1.3%	0.5%	0.4%	(0.7)%	0.3%	3.4%	—%
Common equity securities	8.2%	(0.4)%	9.3%	0.1%	6.4%	7.8%	15.7%
Convertible fixed maturity investments	1.5%	1.8%	2.0%	(6.7)%	3.9%	4.4%	(0.2)%
Total common equity & convertible fixed maturity securities	6.8%	—%	8.2%	(0.6)%	6.2%	7.1%	13.8%
Other investments	1.0%	1.4%	2.4%	3.4%	1.0%	3.3%	6.7%
Total common equity, convertible fixed maturity securities & other investments	5.0%	0.4%	6.4%	0.6%	4.6%	5.9%	11.6%

Total return	2.0%	0.5%	1.5%	(0.5)%	1.1%	3.9%	2.2%

Average amortized cost of investments
Fixed maturity investments	$1,887.9	$1,652.7	$1,849.0	$1,855.1	$1,871.7	$1,881.0	$1,860.3
Short-term investments	211.5	253.5	223.6	185.2	159.0	262.2	191.3
Common equity securities	247.3	236.9	236.3	253.3	262.1	246.4	249.2
Convertible fixed maturity investments	72.3	65.3	47.9	32.3	28.8	73.8	38.4
Other investments	122.6	118.5	114.1	113.3	111.9	122.9	113.1
Total average amortized cost	$2,541.6	$2,326.9	$2,470.9	$2,439.2	$2,433.5	$2,586.3	$2,452.3

Investment yield
Fixed maturity investments	0.6%	0.6%	0.5%	0.6%	0.6%	2.1%	1.7%
Short-term investments	—%	—%	—%	—%	—%	—%	—%
Common equity securities	0.6%	0.8%	0.6%	0.6%	0.6%	1.9%	1.8%
Convertible fixed maturity investments	1.5%	1.8%	0.8%	0.9%	0.7%	4.6%	2.3%
Other investments	(0.2)%	—%	(0.3)%	0.6%	(0.4)%	(0.3)%	—%
Total investment yield	0.6%	0.6%	0.5%	0.5%	0.5%	1.8%	1.5%

[1] For the nine months ended September 30, 2012, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the AutoOne transaction. which were required to be presented separately in the December 31, 2011 consolidated balance sheets.The AutoOne transaction closed in February 2012.
[2] For all periods presented, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the Runoff Transaction which were required to be presented separately in the respective consolidated balance sheets.

OneBeacon Insurance Group, Ltd.
Composition of Invested Assets
($ in millions)

	Sep 30, 2012 [1]		Dec 31, 2012 [1]		Mar 31, 2013 [1]		Jun 30, 2013 [1]		Sep 30, 2013 [1]
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturity investments	$1,851.4	70.0%	$1,931.4	73.4%	$1,861.0	72.8%	$1,909.3	75.2%	$1,865.8	73.6%
Short-term investments	274.1	10.3%	232.8	8.9%	214.4	8.4%	155.9	6.1%	162.0	6.4%
Common equity securities	295.3	11.1%	259.0	9.8%	296.2	11.6%	298.6	11.8%	327.5	12.9%
Convertible fixed maturity investments	72.6	2.7%	62.6	2.4%	38.5	1.5%	29.8	1.2%	31.9	1.3%
Other investments	156.9	5.9%	143.8	5.5%	144.4	5.7%	145.0	5.7%	146.2	5.8%
Total investments, market value	$2,650.3	100.0%	$2,629.6	100.0%	$2,554.5	100.0%	$2,538.6	100.0%	$2,533.4	100.0%

Inflation indexed treasuries	$18.4	1.0%	$18.4	1.0%	$4.1	0.2%	$6.4	0.3%	$0.6	—%
Other U.S. government obligations	186.8	10.1%	179.2	9.3%	156.3	8.4%	212.4	11.1%	137.0	7.3%
Debt securities issued by industrial corporations	638.0	34.4%	711.5	36.8%	746.8	40.1%	723.7	38.0%	732.2	39.3%
Municipal obligations	3.3	0.2%	3.2	0.2%	3.2	0.2%	3.1	0.2%	3.0	0.2%
Asset-backed securities	913.9	49.3%	927.9	48.0%	861.1	46.3%	875.4	45.8%	907.9	48.7%
Foreign government obligations	6.7	0.4%	6.5	0.3%	3.9	0.2%	3.7	0.2%	2.4	0.1%
Preferred stocks	84.3	4.6%	84.7	4.4%	85.6	4.6%	84.6	4.4%	82.7	4.4%
Total fixed maturity investments, market value	$1,851.4	100.0%	$1,931.4	100.0%	$1,861.0	100.0%	$1,909.3	100.0%	$1,865.8	100.0%

Government bonds	$210.4	11.7%	$203.1	10.8%	$163.5	9.0%	$224.0	11.8%	$139.4	7.5%
AAA/Aaa	839.2	46.6%	287.8	15.3%	207.0	11.4%	225.8	11.9%	349.0	18.9%
AA/Aa	50.6	2.8%	643.4	34.2%	631.4	34.8%	618.4	32.6%	482.9	26.2%
A/A	285.3	15.8%	305.5	16.2%	371.5	20.5%	347.8	18.4%	424.1	22.9%
BBB/Baa	314.4	17.5%	356.4	18.9%	345.7	19.0%	359.4	19.0%	340.9	18.4%
Other/not rated	100.6	5.6%	85.8	4.6%	96.7	5.3%	118.7	6.3%	113.1	6.1%
Total fixed maturity investments, amortized cost	$1,800.5	100.0%	$1,882.0	100.0%	$1,815.8	100.0%	$1,894.1	100.0%	$1,849.4	100.0%

[1]
Market value and amortized cost of investments as of September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013, and September 30, 2013 were calculated prior to the reclassification of $377.3, $338.1, $296.9, $260.8 and $239.7 million, respectively, of assets being sold as part of the Runoff Transaction which are presented separately in the respective consolidated balance sheets.

OneBeacon Insurance Group, Ltd.
Capital Structure
($ in millions)

	As of
	Sep 30, 2013	Dec 31, 2012
Total capitalization
Senior notes, including current portion	$274.7	$274.7
OneBeacon’s common shareholders’ equity	1,062.1	1,014.5
Total capitalization	$1,336.8	$1,289.2

Ratio of debt to total capital	20.5%	21.3%

OneBeacon Insurance Group, Ltd.
Interest Coverage
($ in millions)

		Twelve Months Ended
		Sep 30,	Dec 31,
		2013	2012
	Pre-tax income	$87.7	$105.9
	Less:
	Net realized and change in unrealized investment gains	(17.7)	(55.7)
	Interest expense on debt	14.6	16.9
[A]	Pre-tax operating income before interest expense on debt	$84.6	$67.1

[B]	Interest expense on debt	$14.6	$16.9

	Interest coverage [A/B]	5.8x	4.0x